SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 3, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

2
Item 1-6.	Not applicable
Item 7.	Exhibit(s) The following exhibits are filed herewith pursuant to Item 9:

     Exhibit 99a

     Press Release Issued by Allegheny Energy, Inc. on October 3, 2003
     announcing that Philip L. Goulding, has been named Vice President,      Strategic Planning of Allegheny Energy, Inc. and Chief Commercial      Officer of Allegheny Energy Supply Company effective October 13,      2003.

     Exhibit 99b

     Summary of Philip L. Goulding Stock Unit - Employment Inducement
     Award

Item 8.	Not applicable.
Item 9.

     Regulation FD Disclosure

     The information in this report, including the exhibits, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934.

     Press Release Issued by Allegheny Energy, Inc. on October 3, 2003
     announcing that Philip L. Goulding, has been named Vice President,      Strategic Planning of Allegheny Energy, Inc. and Chief Commercial      Officer of Allegheny Energy Supply Company effective October 13,      2003.

     Summary of Philip L. Goulding Stock Unit - Employment Inducement
     Award

Item 10-12.	Not applicable.

3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
By: /s/ DAVID B. HERTZOG Name: David B. Hertzog Title: Vice President and General Counsel

DATED: October 3, 2003

4 EXHIBIT INDEX
Exhibit Number Description

99a                                    Press Release Issued by Allegheny Energy, Inc. on October 3,
                                          2003 announcing that Philip L. Goulding, has been named
                                          Vice President, Strategic Planning of Allegheny Energy, Inc.
                                          and Chief Commercial Officer of Allegheny Energy Supply
                                          Company effective October 13, 2003.

99b                                     Summary of Philip L. Goulding Stock Unit - Employment
                                           Inducement Award.